SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549



FORM 8-K
Current Report



Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934




Date of Report:	June 29, 2000
(Date of earliest event reported)



                 BUSINESSMALL.COM, INC.
Exact name of registrant as specified in its charter



	 Nevada                      		     0-15413          	     95-3480640
State of other jurisdiction of		 Commission File No.      I.R.S. Employer
incorporation or organization						                            ID No.



601 Cleveland Street, Suite 930, Clearwater, Florida  33755
(Address of principal executive offices)


Registrant's telephone number, including area code:	(727) 507-3555



                        				N/A
 (Former name or former address if changed since last report)



Item 6.	  RESIGNATION OF REGISTRANT'S DIRECTORS

	On June 29, 2000 James Wallace and Robert Passaneau, directors of the Registrant tendered their resignations for personal reasons effective immediately. Mr. Passaneau also resigned as Treasurer of the Registrant. The Registrant will seek to fill the vacancies on the Board of Directors caused by their resignations as soon as reasonably practicable.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND 	 	  EXHIBITS

	(a)	None.

	(b)	Exhibits

6.1	James Wallace's Resignation Letter dated June 29, 2000.

6.2	Robert Passaneau's Resignation Letter dated June 29, 2000

	Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant
has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      						BUSINESSMALL.COM, INC.



                  						By:  /s/ Barry L. Shevlin
						                         Barry L. Shevlin, CEO



Dated:  July 6, 2000


Exhibit 6.1







Chairman of the Board
Board of Directors
BusinessMall.com
601 Cleveland Street, Suite 930
Clearwater, Florida 33755

RE:  Official Resignation of James E. Wallace

Dear Chairman:

I, James E. Wallace, do hereby officially tender my resignation from the Board of Directors of BusinessMall.com Corporation, a Nevada corporation, to be effective immediately as of the date set forth below.

Dated this 29th day of June, 2000.



                							/s/ James E. Wallace
							                    James E. Wallace

Exhibit 6.2





June 29, 2000


Chairman of the Board
Board of Directors
BusinessMall.com
601 Cleveland Street, Suite 930
Clearwater, Florida 33755

RE:  Official Resignation of Robert Passaneau

Dear Chairman:

I, Robert Passaneau, do hereby officially tender my resignation from the Board of
Directors of BusinessMall.com Corporation, a Nevada corporation, to be effective immediately as of the date set forth below. In addition, I also resign as Treasurer of the Corporation.

Dated this 29th day of June, 2000.



                      /s/ Robert Passaneau
                          Robert Passaneau